PROS Holdings, Inc. Fourth Quarter 2022 Investor Presentation Updated February 9, 2023 ir@pros.com

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 2 Disclaimer / Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about our financial outlook; expectations; ability to achieve future growth and profitability; management's confidence and optimism; positioning; customer successes; demand for our software solutions; pipeline; business expansion; revenue; subscription revenue; ARR; non-GAAP earnings (loss) per share; adjusted EBITDA; free cash flow; shares outstanding and effective tax rate. The forward-looking statements contained in this presentation are based upon our historical performance and our current plans, estimates and expectations and are not a representation that such plans, estimates or expectations will be achieved. Factors that could cause actual results to differ materially from those described herein include, among others, risks related to: (a) the macroeconomic environment, (b) the effects of inflation, (c) the impact of the COVID-19 pandemic, (d) cyberattacks, data breaches and breaches of security measures within our products, systems and infrastructure or products, systems and infrastructure of third parties upon whom we rely, (e) increasing business from customers and maintaining subscription renewal rates, (f) managing our growth and profit objectives effectively, (g) disruptions from our third party data center, software, data, and other unrelated service providers, (h) implementing our solutions, (i) cloud operations, (j) intellectual property and third-party software, (k) acquiring and integrating businesses and/or technologies, (l) catastrophic events, (m) operating globally, including economic and commercial disruptions, (n) potential downturns in sales and lengthy sales cycles, (o) software innovation, (p) competition, (q) market acceptance of our software innovations, (r) maintaining our corporate culture, (s) personnel risks including loss of any key employees and competition for talent, (t) expanding and training our direct and indirect sales force, (u) evolving data privacy, cyber security and data localization laws, (v) our debt repayment obligations, (w) the timing of revenue recognition and cash flow from operations, (x) migrating customers to our latest cloud solutions, and (y) returning to profitability. Additional information relating to the risks and uncertainties affecting our business is contained in our filings with the SEC. These forward-looking statements represent our expectations as of the date hereof. Subsequent events may cause these expectations to change, and PROS disclaims any obligations to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise. This presentation includes certain supplemental non-GAAP financial measures, that we believe are useful to investors as tools for assessing the comparability between periods as well as company by company. Our computation of these measures may not be comparable to other similarly titled measures computed by other companies. These non-GAAP financial measures should be considered in addition to, but not as a substitute for, our financial information and results prepared in accordance with U.S. GAAP included in our periodic filings made with the SEC. Further information relevant to the interpretation of non-GAAP financial measures, and reconciliations of these non-GAAP financial measures to the most comparable GAAP measures, may be found in the Appendix to this presentation.

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 3 To optimize every shopping and selling experience. Our vision…

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 4 PROS at a Glance $276mm+ Total Revenue FY 2022 84% Recurring Revenue as a % of FY 2022 Total Revenue $30B+ Underpenetrated, Addressable Market Subscription Revenue Growth YoY FY 2022 60+ Countries with Customers 15% 93%+ Customer Gross Revenue Retention Rate FY 2022 Avg. Revenue Uplift Customers Generate Using PROS 8% 2T+ Transactions Processed Annually

Business Overview

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 6 We believe the combination of artificial intelligence and omnichannel, digital selling technology is critical for businesses to meet buyers’ expectations and thrive in today’s everchanging markets.

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 7 Customer Buying Experience, The New Battlefield 89% of businesses expect to compete mainly on customer experience, up from just 36% in 2010 Source: Gartner

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 8 Customer Buying Experience, The New Battlefield • Speed • Transparency • Personalization • Consistency

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 9 THE CUSTOMER ECOMMERCECRM API+ Robust Product Catalogs Product and Service Configuration Performance Quoting Streamlined Sales Agreements Sales Opportunity Insights Omnichannel Price Management Customer-Specific Price Optimization Real-Time Price Delivery Common Data Model Connected Selling Workflows Shared UX Design System Artificial Intelligence ACTIONABLE INSIGHTS ACTIONABLE INSIGHTS Learn more about The PROS Platform. Marketplace

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 10 THE PASSENGER MobileAirline.com NDC API Revenue Management Dynamic Pricing Ancillary Pricing & Merchandising Bundling & Segmentation Group, Cargo & Corporate Sales Pricing & Shopping Digital Retailing Booking, Ticketing & Servicing Traditional Channels For Travel Common Data Model Connected Selling Workflows Shared UX Design System Artificial Intelligence Digital Offer Marketing ACTIONABLE INSIGHTS ACTIONABLE INSIGHTS Learn more about The PROS Platform for Travel. Marketplace

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 11 The Industry-Leading PROS Platform ✓The only single, fully connected platform in our space • B2B: PROS is the only vendor to be ranked as a Leader by industry analysts in the Price Optimization & Management and Configure-Price- Quote categories. • Travel: PROS is uniquely able to deliver an end-to-end solution that enables airlines as retailers to optimize every shopping and selling experience an airline owns. ✓A high-performance price delivery architecture PROS technology and architecture is featured as a use case of the scale cube in The Art of Scalability, showcasing extreme performance, reliability, and scalability of a distributed real-time platform. ✓Experienced, proven AI Our SaaS native solutions process over 2 trillion transactions per year to generate AI-based outcomes for our customers – that’s more than 12x the number of transactions processed by Visa in a year.

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 12 Platform Strategy Provides Numerous Vectors for Growth LAND EXPAND EXTEND Highly differentiated, modularized capabilities with proven ROI and rapid time-to-value drive customer acquisition. Many expansion paths; customers can adopt new modules or capabilities, add new divisions or geographies, or expand in usage volume. Extensible platform empowers PROS partner ecosystem and customers to bring new digital selling innovations to market.

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 13 PROS is a Proven Leader in AI and Machine Learning AI and Machine Learning Solutions International Business Award 2022 Best AI-based Solution for Sales AI Breakthrough Awards 2022 Silver Globee for Business Intelligence Innovation 14th Annual Golden Bridge Business and Innovation Awards 2022 Artificial Intelligence Excellence Award for Automated Reasoning Artificial Intelligence Excellence Awards 2022 Learn more about PROS AI Neural Networks Deep Learning Reinforcement Learning Pricing Optimization Demand Forecasting Explainable AI Extensible AI

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 14 PROS Delivers Significant ROI Learn more about PROS ROI study. +8% +200 bp +67% Revenue Uplift Margin Improvement Efficiency Gain A study of 131 customers’ self-reported results showed, on average, …from the use of PROS solutions.

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 15 Leading Companies Across Industries Choose PROS to Power Commerce Travel TechnologyHealthcare Chemicals & Energy Food & ConsumablesB2B Services Automotive & Industrial

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 16 Hear What PROS Customers Have to Say This is the first time in our company’s recorded history that we’ve had inflationary pressures and actually been able to increase our margins – and that’s because of PROS.” VP of Pricing Fortune 500 Distributor Our industry certainly has been faced with rising material costs, transportation costs, constraints of supply, throw in a global pandemic, why don't you. The need for technology that's dynamic and flexible, it's critical for businesses in today's day and age. And having PROS be part of our technology ecosystem. That solution has allowed us to continue to be flexible. Senior Director, Pricing Solutions WESCO Anixter In the emerging digital selling landscape, customers are looking for frictionless buying experiences, with immediate responses about pricing and delivery. PROS has proved to be an excellent partner, committed to our success. Jean-Phillippe Bitouzet Saint Gobain Director, Supply Chain & Business Model See all our customer case studies and testimonials on pros.com. Our revenue management team using our new revenue management system did a fantastic job of improving yield for these markets. Well, it's only been six months since we cut over to our new RM system, the team is adapting well, the technology is clearly superior, and we have more that we can do in this space going forward. Brent Overbeek Hawaiian Airlines Chief Revenue Officer Q3 2022 Earnings Call

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 17 PROS TAM is Massive, Global and Growing $30B+ Underpenetrated, Addressable Market(1) Strategic Industries and Geographies +$9B Emerging Industries and Geographies$21B $2.4B Automotive & Industrial $1.6B Food & Consumables $1.3B Healthcare $1.2B Travel $1.0B B2B Services $800mm Technology $700mm Chemicals & Energy (1) TAM represents our estimated global total revenue and market opportunity but does not represent the actual market opportunity that we may target or ultimately service or otherwise derive revenue from. Our estimate of TAM may be revised in the future depending on a variety of factors, including competitive dynamics, our sales efforts, customer needs, industry shifts and other economic factors.

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 18 Go-To-Market Strategy to Drive Market Penetration Direct Sales Model Partner Ecosystem Quota-Carrying Personnel Target Industry Alignment Americas | EMEA | APAC Technology Partners System Integrators

Financial Overview

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 20 Subscription Revenue Growth Trajectory ($mm, % YoY Growth) • 25% 5-Year CAGR (2017 through 2022) • Continued growth through the COVID-19 pandemic 1) 2023 dollar value and growth rate based on the mid-point of the Subscription Revenue 2023 Guidance. 2023 expectations are forward-looking statements. Given the risks, uncertainties and assumptions related to PROS’ business and operations, PROS’ actual future results may differ materially from these expectations. Investors should review the Company’s cautionary statements and risk factors referred to in this presentation. 66.1 98.7 145.3 170.5 178.0 204.0 231.7 2017 2018 2019 2020 2021 2022 2023E 49% 17% 47% 4% 15% 1 14%

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 21 Driving Consistent Margin1 Expansion 1) For definitions of non-GAAP measures or reconciliation of non-GAAP to GAAP measures, please refer to the appendix of this presentation. 830 basis point improvement in 8 quarters 620+ basis point improvement in 8 quarters 69% 71% 72% 75% 76% 76% 77% 77% 59% 60% 61% 63% 63% 64% 64% 65% 50% 55% 60% 65% 70% 75% 80% Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Non-GAAP Subscription Gross Margin Non-GAAP Gross Margin

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 22 Fourth Quarter and Full Year 2022 Earnings Recap $mm (Except Per Share) Q4 2022 Q4 2021 Delta FY 2022 FY 2021 Delta Total Revenue $70.9 $65.0 9% $276.1 $251.4 10% Subscription Revenue $53.1 $47.0 13% $204.0 $178.0 15% Adjusted EBITDA $2.4 ($6.4) $8.7 ($14.9) ($24.8) $10.0 Free Cash Flow $1.1 ($1.3) $2.4 ($21.7) ($20.2) ($1.5) Non-GAAP (Loss) Earnings Per Share $0.02 ($0.16) $0.18 ($0.40) ($0.66) $0.26

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 23 Guidance Summary $mm (Except Per Share) Q1 2023 Guidance v. Q1 2022 at Mid-Point Full Year 2023 Guidance v. Prior Year at Mid-Point Total Revenue $70.4 to $71.4 7% $293.0 to $296.0 7% Subscription Revenue $54.0 to $54.5 11% $230.7 to $232.7 14% Subscription ARR n/a n/a $250.0 to $253.0 11% Non-GAAP Loss Per Share $(0.12) to $(0.09) $0.11 n/a n/a Adjusted EBITDA $(4.0) to $(3.0) $5.6 $3.0 to $6.0 $19.4 Free Cash Flow n/a n/a $2.0 to $6.0 $25.7 Notes: • The 2023 Guidance shown here are forward-looking statements. Given the risks, uncertainties and assumptions related to PROS’ business and operations, PROS’ actual future results may differ materially from these expectations. Investors should review the Company’s cautionary statements and risk factors referred to in this presentation. • Based on an estimated 46 million basic weighted average shares outstanding for the first quarter of 2023 and a 22% non-GAAP estimated tax rate for the first quarter and full year 2023. • Please see appendix for a reconciliation of these non-GAAP metrics to GAAP metrics.

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 24 Supplemental Business Metrics Revenue Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Subscription $ 42,648 $ 44,224 $ 44,119 $ 47,015 $ 48,765 $ 50,386 $ 51,763 $ 53,127 Maintenance and Support $ 9,674 $ 8,570 $ 8,477 $ 8,390 $ 7,855 $ 7,249 $ 7,071 $ 6,417 Recurring Revenue $ 52,322 $ 52,794 $ 52,596 $ 55,405 $ 56,620 $ 57,635 $ 58,834 $ 59,544 Services $ 9,056 $ 9,607 $ 10,075 $ 9,568 $ 9,872 $ 10,727 $ 11,514 $ 11,391 Total Revenue $ 61,378 $ 62,401 $ 62,671 $ 64,973 $ 66,492 $ 68,362 $ 70,348 $ 70,935 Recurring Revenue % 85% 85% 84% 85% 85% 84% 84% 84% Revenue by Geography Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 United States $ 20,876 $ 21,875 $ 23,275 $ 22,866 $ 23,194 $ 23,908 $ 24,952 $ 26,307 Europe $ 18,692 $ 18,562 $ 18,571 $ 20,659 $ 20,823 $ 20,865 $ 20,816 $ 20,981 Rest of World $ 21,810 $ 21,964 $ 20,825 $ 21,448 $ 22,475 $ 23,589 $ 24,580 $ 23,647 $ in 000s

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 25 Supplemental Business Metrics Financial & Operating Metrics Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Non-GAAP Gross Margin1 59% 60% 61% 63% 63% 64% 64% 65% Non-GAAP Subscription Gross Margin1 69% 71% 72% 75% 76% 76% 77% 77% Non-GAAP Recurring Revenue Gross Margin1 71% 71% 72% 75% 76% 76% 76% 77% Adjusted EBITDA1 $ (9,352) $ (4,676) $ (4,438) $ (6,356) $ (9,123) $ (5,970) $ (2,160) $ 2,382 Cash and Cash Equivalents $ 323,929 $ 318,326 $ 308,642 $ 227,553 $ 217,393 $ 215,178 $ 206,824 $ 203,627 Recurring Deferred Revenue $ 109,504 $ 97,510 $ 95,774 $ 96,133 $ 116,948 $ 103,510 $ 105,650 $ 105,468 Total Deferred Revenue $ 122,006 $ 109,131 $ 105,764 $ 106,266 $ 128,802 $ 115,485 $ 116,191 $ 116,957 TTM Recurring Calculated Billings1 $ 196,329 $ 203,468 $ 200,748 $ 213,699 $ 224,858 $ 228,255 $ 238,370 $ 241,968 Remaining Performance Obligations2 $ 401,300 $ 390,500 $ 373,000 $ 360,500 $ 433,100 $ 434,900 $ 442,300 $ 441,500 Remaining Performance Obligations - Current $ 191,000 $ 190,300 $ 180,500 $ 184,600 $ 201,100 $ 197,400 $ 199,300 $ 206,300 Free Cash Flow1 $ (4,632) $ (5,726) $ (8,518) $ (1,334) $ (11,475) $ (2,239) $ (9,067) $ 1,072 Total Headcount (including contractors) 1,409 1,409 1,401 1,545 1,541 1,597 1,626 1,528 Quota-carrying Personnel – New Business 54 56 64 67 64 58 62 71 1) For definitions of non-GAAP measures or reconciliation of non-GAAP to GAAP measures, please refer to the appendix of this presentation. 2) Remaining performance obligation represents contracted revenue that has not yet been recognized, which includes deferred revenue and unbilled amounts that will be recognized as revenue in future periods. $ in 000s

Our Values

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 27 Our Mission: To Help People and Companies Outperform We are INNOVATORS Thinking creatively to find new paths to success for our people, our customers, and our business. We CARE Putting people first - our customers, employees, partners, and community - it’s how our company was started, and how we’ll always run it. Looking for every opportunity to create a better PROS and a better experience for our customers, and we hold ourselves accountable. We are OWNERS Learn more about our incredible culture

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 28 Governance, Security, & Environmental Sustainability Governance • LEED Silver certified global HQ • Sustainable data centers worldwide through our partnership with Microsoft • Recycling program in all offices Security PROS Board of Directors and Executive team are committed to adhering to the highest ethical values and promoting transparency. For more detail and a complete list of governance documents and charters, visit the governance page of our website. For further disclosures, read our ESG report. At PROS, security is the responsibility of everyone. We take data security and privacy seriously. ✓ ISO 27001 Certified ✓ ISO 27018 Certified ✓ SOC1 Type 2 Certified ✓ SOC2 Type 2 Certified ✓ Cloud Security Alliance Compliant ✓ GDPR Compliant For more detail on security and compliance, including detail on all certifications we hold, visit the trust and security page of our website. Environmental Sustainability

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 29 25% 25% 27% 26% 26% 29% 17% 21% 23% 24% 25% 33% 2017 2018 2019 2020 2021 2022 27% 30% 30% 29% 33% 37% 32% 35% 35% 36% 36% 2017 2018 2019 2020 2021 2022 Diversity & Inclusion PROS Employee Resource Groups (ERGs) Our ERGs are formed and led by employees, with company support, and any interested employee may join any group. Organized around common life experiences and backgrounds, they serve to champion our diversity initiatives and facilitate a workplace culture of equity and inclusion. Committed to a Diverse & Inclusive Environment We welcome and celebrate diverse perspectives, cultures and experiences. We are truly a ‘people first’ culture where every person is encouraged to bring their authentic selves to work and feel they belong and are valued. Our diversity in thought and action is what makes PROS a special place. Learn more Overall Representation % of All Employees Globally Management % of All Managers Globally Overall Representation % of All Employees U.S. Management % of All Managers U.S. Women at PROS Underrepresented Minorities in the U.S. 2022 figures based on 1,357 global employees as of 12/31/22 2022 figures based on 845 employees in the U.S. as of 12/31/22 Note: Underrepresented Minorities include AA, Hispanic and Multicultural For further disclosures on D&I at PROS, read our ESG report.

Appendix

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 31 Supplemental Information – Explanation of Non-GAAP Measures PROS has provided certain financial information that has not been prepared in accordance with GAAP. This information includes non-GAAP gross profit, non-GAAP gross margin, non-GAAP subscription gross margin, non-GAAP recurring revenue gross margin, adjusted EBITDA and free cash flow. PROS uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating PROS’ ongoing operational performance and cloud transition. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measure. A reconciliation of GAAP to the non-GAAP financial measures has been provided in these tables and in the earnings press release. PROS' use of non-GAAP financial measures may not be consistent with the presentations by similar companies in PROS' industry. Non-GAAP gross profit: Non-GAAP gross profit is defined as GAAP gross profit less amortization of acquisition-related intangibles, severance and share-based compensation costs allocated to cost of subscription, maintenance and support, and services. Non-GAAP gross margin is calculated as the percentage of non-GAAP gross profit divided by total revenue. Non-GAAP subscription gross margin and recurring revenue gross margin are similarly calculated to compare the non-GAAP gross profit of subscritpion revenue and recurring revenue (subscription, maintenance and support revenue), respectively, to total subscription and recurring revenue, respectively. In calculating the non-GAAP gross profit of subscription revenue, the total costs of subscription are adjusted to reduce such costs by the portion of amortization of acquisition-related intangibles, severance and share-based compensation costs allocated to cost of subscription. In calculating the non-GAAP gross profit of recurring revenue, the total costs of subscription, maintenance and support are adjusted to reduce such costs by the portion of amortization of acquisition-related intangibles, severance and share-based compensation costs allocated to cost of subscription and cost of maintenance and support. Adjusted EBITDA: Adjusted EBITDA is defined as GAAP net income (loss) before interest expense, provision for income taxes, depreciation and amortization, as adjusted to eliminate the effect of stock-based compensation cost, severance, acquisition-related expenses, amortization of acquisition-related intangibles, and depreciation and amortization. Adjusted EBITDA should not be considered as an alternative to net income (loss) as an indicator of our operating performance. Free Cash Flow: Free cash flow is a non-GAAP financial measure which is defined as net cash provided by (used in) operating activities, excluding severance payments, less capital expenditures (excluding expenditures for PROS new headquarters), purchases of other (non-acquisition-related) intangible assets and capitalized internal-use software development costs. Calculated Billings: Calculated billings is defined as total subscription, maintenance and support revenue plus the change in recurring deferred revenue in a given period.

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 32 Supplemental Reconciliation of GAAP to Non-GAAP Financial Measures – Guidance (In thousands, Unaudited) Low High Adjusted EBITDA GAAP Loss from Operations $ (19,900) $ (18,900) Amortization of acquisition-related intangibles 1,800 1,800 Severance 3,000 3,000 Share-based compensation 10,000 10,000 Depreciation and other amortization 1,100 1,100 Adjusted EBITDA $ (4,000) $ (3,000) Q1 2023 Guidance Low High Adjusted EBITDA GAAP Loss from Operations $ (54,400) $ (51,400) Amortization of acquisition-related intangibles 6,100 6,100 Severance 3,000 3,000 Share-based compensation 43,900 43,900 Depreciation and other amortization 4,400 4,400 Adjusted EBITDA $ 3,000 $ 6,000 Full Year 2023 Guidance

©2023 PROS, Inc. All rights reserved. Confidential and Proprietary page 33 Supplemental Information - GAAP to Non-GAAP Reconciliations (In thousands, Unaudited) Gross Profit Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 GAAP Gross Profit $ 34,886 $ 35,997 $ 36,619 $ 38,996 $ 39,131 $ 40,721 $ 42,738 $ 43,467 Amortization of acquisition-related intangibles 421 391 384 752 1,983 1,685 1,555 1,441 Severance - - - - - - - 245 Share-based compensation 826 976 951 926 825 1,006 1,050 1,017 Non-GAAP Gross Profit $ 36,133 $ 37,364 $ 37,954 $ 40,674 $ 41,939 $ 43,412 $ 45,343 $ 46,170 Non-GAAP Gross Margin 59% 60% 61% 63% 63% 64% 64% 65% Subscription Gross Profit Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 GAAP Subscription Gross Profit $ 28,847 $ 30,635 $ 30,997 $ 34,109 $ 34,986 $ 36,640 $ 37,934 $ 39,442 Amortization of acquisition-related intangibles 408 391 384 752 1,983 1,685 1,555 1,441 Severance - - - - - - - 8 Share-based compensation 148 178 182 207 151 185 174 148 Non-GAAP Subscription Gross Profit $ 29,403 $ 31,204 $ 31,563 $ 35,068 $ 37,120 $ 38,510 $ 39,663 $ 41,039 Non-GAAP Subscription Gross Margin 69% 71% 72% 75% 76% 76% 77% 77% Recurring Revenue Gross Profit Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 GAAP Recurring Revenue Gross Profit $ 36,263 $ 37,048 $ 37,430 $ 40,446 $ 40,674 $ 41,901 $ 43,053 $ 43,962 Amortization of acquisition-related intangibles 421 391 384 752 1,983 1,685 1,555 1,441 Severance - - - - - - - 8 Share-based compensation 252 305 313 343 242 283 283 266 Non-GAAP Recurring Revenue Gross Profit $ 36,936 $ 37,744 $ 38,127 $ 41,541 $ 42,899 $ 43,869 $ 44,981 $ 45,677 Non-GAAP Recurring Revenue Gross Margin 71% 71% 72% 75% 76% 76% 76% 77% Adjusted EBITDA Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 GAAP Loss From Operations $ (20,590) $ (16,306) $ (15,808) $ (21,639) $ (26,503) $ (20,537) $ (16,181) $ (14,873) Acquisition-related expenses - - - 2,386 - - - - Amortization of acquisition-related intangibles 867 885 845 1,420 2,975 2,597 2,221 1,973 Severance - - - - 1,508 - - 4,034 Share-based compensation 8,170 8,606 8,634 9,665 11,225 10,766 10,626 10,097 Depreciation and other amortization 2,201 2,139 1,891 1,812 1,672 1,204 1,174 1,151 Adjusted EBITDA $ (9,352) $ (4,676) $ (4,438) $ (6,356) $ (9,123) $ (5,970) $ (2,160) $ 2,382 Free Cash Flow Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Cash Flow From Operations $ (4,429) $ (4,985) $ (8,171) $ (970) $ (11,014) $ (1,931) $ (8,991) $ (1,970) Severance - - - - - - - 3,058 Purchase of property and equipment (excluding new headquarters) (203) (741) (347) (364) (461) (308) (76) (16) Free Cash Flow $ (4,632) $ (5,726) $ (8,518) $ (1,334) $ (11,475) $ (2,239) $ (9,067) $ 1,072

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